                                                                      Exhibit 25


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              ____________________

                                    FORM T-1

              Statement of Eligibility and Qualification under the
                  Trust Indenture Act of 1939 of a Corporation
                          Designated to Act as Trustee
                              ____________________

                      U.S. Bank Trust National Association

              (Exact name of trustee as specified in its charter)

         United States                                    94-3160100

   (State of Incorporation)                   (IRS Employer Identification No.)

                         1 California Street, Suite 400
                        San Francisco, California  94111

             (Address of principal executive offices and zip code)
                              ____________________

                           GTE NORTHWEST INCORPORATED

              (Exact name of obligor as specified in its charter)


                                  WASHINGTON

        (State or other jurisdiction of Incorporation or organization)

                                   91-0466810
                       (IRS Employer Identification No.)

                             1255 Corporate Drive
                              Irving Texas 75038
                                (972) 507-5050

             (Address of principal executive offices and Zip code)

        David S. Kauffman, Esq.                        Charles J. Somes, Esq.
        GTE Northwest Incorporated                  GTE Northwest Incorporated
         1255 Corporate Drive                            1255 Corporate Drive
          Irving, Texas 75038                             Irving, Texas 75038
            (972) 507-5328                                  (972) 507-5297

         (Names, addresses and telephone numbers of agents for service)

                                 Debt Securities

                      (Title of the indenture securities)

                                    GENERAL

1.  GENERAL INFORMATION  Furnish the following information as to the trustee.
    -------------------

    (a) Name and address of each examining or supervising authority to which it is subject.

       Comptroller of the Currency
       Washington DC

    (b)        Whether it is authorized to exercise corporate trust powers.

       Yes

2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS  If the obligor or any
    ------------------------------------------
    underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

    None

    See Note following Item 16.

    Items 3-15 are not applicable because to the best of the Trustee's knowledge
    ----------------------------------------------------------------------------
    the obligor is not in default under any Indenture for which the Trustee acts
    ----------------------------------------------------------------------------
    as Trustee.
    -----------

16. LIST OF EXHIBITS  List below all exhibits filed as a part of this statement
    ----------------
    of eligibility and qualification.

    Exhibit 1 - Articles of Association of U.S. Bank Trust National Association dated June 5, 1992. Incorporated herein by reference to Exhibit 1 filed with Form T-1 statement, Registration No. 33-50826

    Exhibit 2 - Certificate of the Comptroller of Currency as to authority of U.S. Bank Trust National Association to commence the business of banking. Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No.33-50826

    Exhibit 3 - Authorization of the Comptroller of Currency granting U.S. Bank Trust National Association the right to exercise corporate trust powers. Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No.33-50826

    Exhibit 4 - By-Laws of U.S. Bank National Association, dated June 15, 1992. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No.33-50826

    Exhibit 5 - Not Applicable

    Exhibit 6 - Consent of U.S. Bank Trust National Association required by
    Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No.33-50826

    Exhibit 7 -Report of Condition of U.S. Bank Trust National Association, as of the close of business on June 30, 1998 published pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

    The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

    Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and State of California on the 14th day of September 1998.


                                          U.S. BANK TRUST NATIONAL ASSOCIATION


                                          By: FONDA J. HALL
                                              --------------------------------
                                              Fonda J. Hall
                                              Assistant Vice-President


Attest: SHERI B. BALL
        ---------------------
        Sheri B. Ball
        Vice President

                                   EXHIBIT 6

                                 C O N S E N T
In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. Bank Trust National Association, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:    September 14, 1998


                            U.S. TRUST BANK NATIONAL ASSOCIATION

                            By FONDA J. HALL
                              ------------------------------------
                               Fonda J. Hall
                               Assistant Vice-President

ASSETS
   Cash and Due From Depository Institutions:                   32,433
   Federal Reserve Stock:                                        3,317
   Fixed Assets:                                                   117
   Intangible Assets:                                           88,792
   Other Assets:                                                 5,290
                                                               -------
        TOTAL ASSETS:                                          129,949
                                                               -------

LIABILITIES
   Other Borrowed Money:                                           147
   Other Liabilities:                                            7,193
                                                               -------
        TOTAL LIABILITIES:                                       7,340
                                                               -------

EQUITY
   Common and Preferred Stock:                                   1,000
   Surplus:                                                    121,200
   Undivided Profits:                                              409
                                                               -------
        TOTAL EQUITY CAPITAL:                                  122,609
                                                               -------

TOTAL LIABILITIES AND EQUITY CAPITAL:                          129,949
                                                               -------